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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-19955 of Alkermes, Inc. on Form S-3 of our report dated May 24, 1996, appearing in the Annual Report on Form 10-K of Alkermes, Inc. for the year ended March 31, 1996, and to the reference to us under the heading, "Experts" in the Prospectus, which is part of such Registration Statement.


Deloitte & Touche LLP

Boston, Massachusetts

February 14, 1997